J.P. Morgan Institutional Funds Supplement dated December 2, 1999, to the following Prospectus:

J.P. Morgan Institutional U.S. Equity Funds, dated October 1, 1999

The second paragraph under the heading "Portfolio Management" on page 4 with respect to J.P. Morgan Institutional U.S. Equity Fund is hereby replaced with the following:

          The portfolio management team is led by Henry D. Cavanna, managing director, who joined the team in February of 1998, and has been at J.P. Morgan since 1971. Mr. Cavanna served as manager of U.S. equity portfolios prior to managing the fund.